SUPPLEMENT TO THE SELECT CLASS PROSPECTUS
OF
WELLS FARGO GOVERNMENT MONEY MARKET FUNDS
For the Wells Fargo Government Money Market Fund (the "Fund")

At a meeting held February 28 - March 1, 2017, the Board of Trustees of the Fund approved the following changes effective March 3, 2017.

I. Pricing Fund Shares Changes - The table in the section entitled "Pricing Fund Shares" is deleted and replaced with the following:

Government Money Market Fund	9:00a.m., 10:00a.m., 11:00a.m., 12:00p.m., 1:00p.m., 2:00p.m., 3:00p.m., 4:00p.m. and 5:00p.m. (ET)
March 2, 2017	MMSL037/P1212SP